Investor Presentation Second Quarter 2024 Dennis G. Shaffer - Chief Executive Officer & President Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer Chief Executive Officer & President dgshaffer@civista.bank Telephone: 888.645.4121

Who We Are 4

Who We Are Bank founded and headquartered in 1884 in Sandusky, Ohio 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio 548 Employees Community Banking Focused Operations in 14 Ohio, 2 Indiana and 1 Kentucky Counties 41 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Civista Leasing and Finance (CLF) is a national equipment leasing and finance operation with equipment leased in all 50 states Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Private Banking Mortgage Banking Equipment Leasing

Who We Are Deposit market share information as of June 30, 2023. Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $582 million in loans $1,385 million in deposits #1 deposit market share in Sandusky, Ohio with ~53% Cleveland/Akron, Ohio 3 Locations $921 million in loans $151 million in deposits North Central, Ohio 6 Locations $42 million in loans $218 million in deposits ~39% deposit market share Columbus & West Central, Ohio 6 Locations $603 million in loans $296 million in deposits 27% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $129 million in loans $143 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $541 million in loans $593 million in deposits ~44% deposit market share Northwest Ohio 7 Locations $196 million in loans $192 million in deposits 17% deposit market share Civista Leasing & Finance $54 million in financing leases $57 million in commercial loans $23 million in operating leases

Who We Are Community bank franchise in growth markets with an established operating model Gather attractive low-cost deposits (125 bps total cost of deposits (excluding brokered)) Generate loans organically in select growing markets (operations in the 5 largest MSAs in Ohio) Strong capital position Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due to Gross Loans of 0.57% as of 6/30/2024 Experienced management team with a deep bench Average banking experience of 31 years Noninterest income enhanced by multiple revenue streams Use of LPOs to extend our reach (Westlake, OH and Fort Mitchell, KY) Member Russell 2000 index

Who We Are

Who We Are

Current Events 10

Deposits 11.8%* or $352.0 million of deposits uninsured at June 30, 2024 Cash and unpledged securities of $456.8 million at June 30, 2024 Excluding $404.6 million of public deposits, Civista had no deposit concentrations at June 30, 2024 “Civista’s deposit franchise is one of our most valuable characteristics and contributes significantly to our peer leading net interest margin and profitability” *Excluding Civista owned and tax program related deposit accounts

Liquidity Strong on-balance sheet liquidity $456.8 million of cash and unpledged securities at June 30, 2024 Ready access to off-balance sheet funding Immediate access to $1.1 billion in funding from FHLB, Federal Reserve and CDARS/IntraFi Civista has not and does not anticipate using the Federal Reserve’s Bank Term Funding program

Credit Adopted CECL January 1, 2023 $4.3 million increase in Allowance for Credit Losses $3.4 million increase in Reserve for Unfunded Commitments Credit metrics remain stable and strong ACL to nonperforming loans was 233.47% at June 30, 2024 ACL to loans was 1.32% at June 30, 2024

Capital Civista continues to create capital through earnings “Well Capitalized” by regulatory standards Tangible Common Equity ratio was 6.18% at June 30, 2024

Strategic Initiatives Revenue Improvement Identified opportunities for increased service charges Treasury Management Fees Retail Leasing Syndication Desk Expense Reduction Routing overflow calls to our retail staff reducing calls to 3rd party call center Analyze branch network Manage/reduce overtime and staffing Low/Lower Cost Funding Ohio Homebuyer Plus Program Launched May 6, 2024 Potential for up to $100 million in deposits 411 Accounts opened; $41.1 million in deposits @ 86 bp’s Wealth Management Cash Balances Adding ~ $75 million in deposits to balance sheet from our wealth management clients’ cash balances Other – Focused Marketing to: Public Fund Operating Accounts Loan Customers with low/no deposit balances

Financial Trends 16

Financial Trends June 30, 2024 includes $251 thousand of PPP loans; June 30, 2023 includes $403 thousand of PPP loans Presented on an annualized basis 3. Non-GAAP reconciliation on page 39

Financial Trends Total Assets1 ($ in millions) 1. 2022 includes the addition of $316 million in assets due to Comunibanc Corp acquisition. CAGR 13.1%

Financial Trends Total Gross Loans and Leases1 ($ in millions) 1. 2020 includes $217.3 million of PPP loans. 2021 includes $43.2 million of PPP loans. 2022 includes $819 thousand of PPP loans as well as $169 million due to the Comunibanc Corp acquisition. CAGR 13.4%

Financial Trends Total Gross Loans: $3.0 billion Loan Mix ($ in millions)

Financial Trends CRE Non-Owner Concentrations ($ in millions)

Financial Trends CRE Non-Owner Office Details ($ in millions)

Financial Trends Civista Leasing and Equipment Financing ($ in millions) 2024 YTD Production YTD Funded: $50.4 million Sold: $25.8 million Net Production: $24.6 million Average Yield on Total Portfolio: 9.27% Average Yield on Q2 Originations: 9.75% Industry Concentrations: Propane, Recycling/Waste Management, Environmental, Additive Manufacturing (3-D Printing), Construction, Non-destructive testing

1. LTM basis Financial Trends Reserves / NPLs Net Chargeoff Ratio1 Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due / Gross Loans

Financial Trends Total Deposits1 ($ in millions) 1. 2022 includes the addition of $271 million in deposits due to the Comunibanc Corp acquisition. CAGR 13.6%

* As of 6/30/2024 YTD Financial Trends Total Deposits: $3.0 billion Loan/Deposit Ratio: 101.7% Deposit Mix

2024 Peer data as of 6/30/2024 or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Total Cost of Deposits (%) Yield on Loans (%) Financial Trends

Financial Trends 2024 peer data as of 6/30/2024, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Net Interest Margin

Financial Trends 1. 2021 efficiency ratio is adjusted for nonrecurring items; 2022 efficiency ratio is adjusted for merger related expenses. Page 40 and 41 show Non-GAAP reconciliations Fee income platform Service charges on deposit accounts were $2.9 million YTD 2024 and $3.6 million YTD 2023 Mortgage Banking Gain on sale of loans and leases, YTD 2024 and 2023 was $1.8 million and $1.2 million, respectively Wealth Management $2.6 million YTD 2024 and $2.4 million YTD 2023 Lease Revenue and Residual Income $5.2 million YTD 2024 and $4.2 million YTD 2023 Interchange Income $2.8 million YTD 2024 and $2.8 million YTD 2023 Disciplined approach to controlling non-interest expense Routing overflow calls to our retail staff Manage/reduce overtime and staffing Continued focus on review of branch network Revenue Improvement Service Charges Leasing Syndication Desk Facilitate higher gains on sales of leases and loans Identified efficiencies in operations Robotic Process Automation Chat GPT Non-Interest Income and Expense Non-Interest Expense and Efficiency Ratio1

Financial Trends 1. TCE Non-GAAP reconciliation on page 39 2. LTM basis November 2021 issued $75 million in 3.25% subordinated debt Authorized $13.5 million stock repurchase plan in April 2024 During 2024, no repurchases have been made Increased the quarterly common dividend to $0.16 per share in the third quarter 2023 Capital Management

Providing Shareholder Value

1. Q2 2024 presented on LTM basis Providing Shareholder Value Net Income & Earnings Per Share (Available to Common)1 (LTM - $ in thousands)

1. LTM basis 2. Non-GAAP reconciliation on page 39 3. The change in the AOCI impact of unrealized losses on the investment portfolio from 12/31/21 to 12/31/22 was $67.4 million Providing Shareholder Value Total Shareholders’ Equity & Return on Tangible Equity1,2,3 ($ in thousands)

Providing Shareholder Value 1. Non-GAAP reconciliation on page 39 2. The change in the AOCI impact of unrealized losses on the investment portfolio on TBV/share from 12/31/21 to 12/31/22 was $4.29 Tangible Book Value per Share1,2

Why Civista?

Why Civista? Completed 6 acquisitions since 2007, including the acquisition of Comunibanc Corp, which closed July 1, 2022 and acquisition of Vision Financial Group, which closed October 3, 2022 On June 27, 2022, opened de novo branch in Gahanna, Ohio, located in Franklin County (Columbus MSA) Experienced Acquirer & Organic Growth Model Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton, Toledo and Cincinnati markets Since year-end 2018, loan portfolios in these markets have increased from $645 million to $2.4 billion through June 30, 2024 Low cost, locally generated deposit base

Why Civista? Community bank franchise poised for acquisitions and strong core deposit franchise Strong capital position Strong credit culture and asset quality Experienced acquirer Continued strong NIM Experienced management team with an average of 31 years in banking Strategically positioned in attractive Ohio lending markets funded by low-cost deposits with operations in the 5 largest Ohio MSAs Demonstrated strong profitability from 2019 to Q2 2024 TBV / Share CAGR from 2019 to Q2 2024 8.6% Compelling Investment Opportunity

Additional Information

Operating Results

Non-GAAP Reconciliation 1. LTM basis

Non-GAAP Reconciliation

Non-GAAP Reconciliation

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